U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [2]
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. [5]
                        (Check appropriate box or boxes)

                               THE ARBITRAGE FUNDS
               (Exact Name of Registrant as Specified in Charter)
                           650 Fifth Avenue, 6th Floor
                            New York, New York 10019
                    (Address of Principle Executive Offices)


       Registrant's Telephone Number, including Area Code: (212) 259-2655

                                 John S. Orrico
                            Water Island Capital, LC
                           650 Fifth Avenue, 6th Floor
                            New York, New York 10019
                     (Name and Address of Agent for Service)


                                   Copies to:
                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246


It is proposed that this filing will become effective (check appropriate box):


/ / immediately  upon filing  pursuant to paragraph (b)
/X/ on October 1, 2002 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph  (a)(1)
/ / on (date) pursuant to paragraph  (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
/ / This  post-effective  amendment  designates  a   new  effective  date  for a
    previously filed post-effective amendment.

                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                        A series of The Arbitrage Funds

                                650 Fifth Avenue
                            New York, New York 10019






                                   Prospectus
                                October 1, 2002







--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

THE ARBITRAGE FUND

The Arbitrage Funds currently offers one fund series to investors--The Arbitrage Fund. The Fund is non-diversified and its investment objective is to achieve capital growth by engaging in merger arbitrage.

This Prospectus has information you should know before investing. Please read it carefully and keep it with your investment records.


----------------------------------------------------------------


ADVISER
Water Island Capital, LLC

650 Fifth Avenue, 6th Floor
New York, New York 10019


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                               TABLE OF CONTENTS

RISK/RETURN SUMMARY .......................................................    3

FEES AND EXPENSES .........................................................    5
INVESTMENT OBJECTIVE, POLICIES AND RISKS ..................................    6
ADVISER ...................................................................    8
DISTRIBUTION ARRANGEMENTS .................................................    9
NET ASSET VALUE ...........................................................    9
HOW TO PURCHASE SHARES ....................................................    9
REDEMPTIONS ...............................................................   11
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS ...................................   13
FINANCIAL HIGHLIGHTS ......................................................   14

PRIVACY POLICY ............................................................   15

RISK RETURN SUMMARY
================================================================================
INVESTMENT OBJECTIVE
The Fund seeks to achieve capital growth by engaging in merger arbitrage.

PRINCIPAL INVESTMENT STRATEGY
In attempting to achieve its objective, the Fund plans to invest at least 80% of its net assets in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of corporate reorganizations. The Adviser uses investment strategies designed to minimize market exposure including short selling and purchasing and selling options. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short.

PRINCIPAL INVESTMENT RISKS
As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

o MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

o HIGH PORTFOLIO TURNOVER RATE: The Fund's investment strategy may result in high turnover rates. This may increase the Fund's short-term capital appreciation and increase brokerage commission costs. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

o NON-DIVERSIFICATION RISKS: The Fund is not a "diversified" fund, which means the Fund may invest in a relatively small number of issuers making it more susceptible to adverse developments of a single issuer. As a result, investing in the Fund is potentially more risky than an investing in a diversified fund that is otherwise similar to the Fund.

o BORROWING RISKS: Because the Fund may borrow money from banks to purchase securities of companies involved in reorganizations, the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. This can cause the price of shares to be more volatile than if the Fund did not borrow money. Borrowing also increases the Fund's expenses because of the interest the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained.

o SHORT SALE/PUT AND CALL OPTIONS RISKS: The Fund may engage in various hedging practices, which by definition entail substantial risks. As stated above, the approach the Fund generally will use involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. But if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires.


PERFORMANCE SUMMARY
The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                               [GRAPHIC OMITTED]

                                     8.95%
                                     2001

During the period shown in the bar chart, the highest return for a quarter was 4.78% during the quarter ended December 31, 2001 and the lowest return for a quarter was -3.06% during the quarter ended September 30, 2001.

The Fund's year-to-date return through June 30, 2002 is 5.27%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE  ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER  31,  2001

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                     One      Since Inception
                                                     Year     (Sept. 17, 2000)
                                                     ----     ----------------

THE ARBITRAGE  FUND
Return Before Taxes ............................     8.95%          7.70%
Return After Taxes on Distributions ............     7.58%          6.56%
Return After Taxes on Distributions
 and Sale of Fund Shares .......................     5.45%          5.61%
STANDARD & POOR'S 500 INDEX* (reflects no
 deduction for fees, expenses, or taxes) .......   -11.89%        -12.54%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

FEES AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases .........................       None
Deferred Sales Charge (Load) .....................................       None
Sales Charge (Load) Imposed on Reinvested Dividends ..............       None
Redemption Fee ...................................................       None(1)


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees ..................................................      1.50%
Distribution and/or Service (12b-1) Fees .........................      0.25%

Other Expenses ...................................................      4.44%
  Dividends on Short Positions ........................      0.25%
  All Other Expenses ..................................      4.19%
                                                             ----------------
Total Annual Fund Operating Expenses .............................      6.19%
  Less Fee Waivers and Expense Reimbursements(2) .................    - 4.00
                                                                     --------

Net Annual Fund Operating Expenses ...............................      2.19%
                                                                     ========

(1) A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $15.

(2) The Adviser has entered into an Expense Waiver and Reimbursement Agreement with the Fund under which the Adviser has agreed to waive its fees and absorb expenses, excluding taxes, interest and dividends on short positions, to the extent that Annual Fund Operating Expenses exceed 1.95% of average daily net assets. The Adviser can recapture any expenses or fees it has waived or reimbursed within a three-year period subject to the applicable cap of 1.95%. The contract will expire on August 31, 2012.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                        ---------------------------------------
                         1 Year   3 Years   5 Years   10 Years
                        ---------------------------------------
                         $ 222     $ 685     $1,175    $2,524

INVESTMENT OBJECTIVE, POLICIES AND RISKS
================================================================================
INVESTMENT OBJECTIVE
The Fund seeks to achieve capital growth by engaging in merger arbitrage.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
To achieve its investment objective, the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities of companies involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations (all referred to as "corporate reorganizations"). Equity securities include common and preferred stock.

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. It is a highly specialized investment approach designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The Fund continuously monitors not only the investment positions owned by the Fund, but also other potential mergers and corporate reorganizations. This enables the Fund to make timely and informed investment decisions if market prices of other securities adjust enough for the Fund to make new investments for its own portfolio. The Adviser expects the Fund's assets to be diversified in various industries; however if a large percentage (i.e., at least 50%) of mergers taking place within the U.S. are within one industry (e.g. banking or telecommunications) over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The Adviser will carefully evaluate all potential arbitrage investment opportunities examining each situation's return characteristics together with its risk profile. As an important part of this investment process, the Fund systematically reduces market exposure by employing various hedging strategies.

HEDGING STRATEGIES
The Fund may employ various hedging techniques, such as short selling or engaging in put and call options.

SHORT SALES: The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

PUT AND CALL OPTIONS: The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option will normally vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call will, in most instances, move in conjunction with the price of the underlying security.

=======================================
       PUT AND CALL OPTIONS            |
            (Definition)               |
A short-term  contract  that gives     |
the  purchaser  of  the option the     |
right to sell (put) or buy  (call)     |
the  underlying  security  at  any     |
time  before  the  option  expires     |
in return for a premium.               |
=======================================

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. Currently, the Adviser does not intend to commit greater than 25% of the Fund's net assets to option strategies.

LEVERAGE THROUGH BORROWING: The Fund may borrow from banks to increase its portfolio holdings of securities on a secured or unsecured basis at fixed or variable interest rates. When borrowing money, the Fund must follow specific guidelines under the Investment Company Act of 1940, which allow the Fund to borrow an amount equal to as much as 50% of the value of its net assets (not including the amount borrowed). The Fund also may borrow money for temporary or emergency purposes, but these borrowings, together with all other borrowings, may not exceed 33% of the value of the Fund's gross assets at the time the loan is made.

When determining whether to sell or cover a security, the Adviser continuously reviews and rationalizes each investment's risk versus its reward relative to its predetermined exit strategy. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

TEMPORARY INVESTMENTS: The Fund may adopt temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities, prime commercial paper, and repurchase agreements for the above securities. To the extent the Fund invests in these temporary investments, the Fund will not achieve its investment objective of growth of capital since these instruments bear interest but do not appreciate in value.

INVESTMENT RISKS
The Fund's investment program involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in equity securities. Some of these risks include:

MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated, or involve a longer time frame than originally contemplated, in which case the Fund may lose money. If a transaction takes a longer time to close than the Fund originally anticipated, the Fund may not realize the level of returns desired.

NON-DIVERSIFICATION RISKS: Because the Fund's assets are invested in a smaller number of companies, there is a somewhat greater risk associated with investment in the Fund than there would be if investing in a diversified investment company. Non-diversification makes the value of the Fund's shares more susceptible to adverse developments affecting any single issuer and more susceptible to greater losses.

HIGH PORTFOLIO TURNOVER RISKS: The Fund invests a portion of its assets to seek short-term capital appreciation, which increases portfolio turnover and causes increased brokerage commission costs. A high turnover rate exposes you to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies that emphasize long-term investment strategies and thus have a lower turnover rate.

SHORT SALE/PUT AND CALL OPTIONS RISKS: A substantial percentage of the investments made by the Fund will not lend themselves to hedging strategies and, even when available, these strategies may not be successful. For instance, if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include:

o possible imperfect correlation between the price movements of the option and the underlying security,

o    the potential lack of a liquid secondary market at any particular time, and

o    possible price fluctuation limits.

BORROWING RISKS: The Fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

ADVISER
================================================================================


Water Island Capital, LLC, 650 Fifth Avenue, 6th Floor, New York, New York 10019, a registered investment adviser, is the Fund's Adviser. Subject to the authority of the Fund's Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. The fee the Adviser charges the Fund is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing a portfolio of merger arbitrage investments. The Fund pays the Adviser an annual advisory fee of 1.50% of the Fund's average daily net assets.

The Adviser has signed an Expense Waiver and Reimbursement Agreement, which requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual operating expenses of the Fund, exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, do not exceed the annual rate of 1.95% of average daily net assets. The Agreement expires on August 31, 2012. The Agreement permits the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years and without causing the Fund's total annual operating expenses to exceed the applicable expense cap.


John S. Orrico, CFA is portfolio manager for the Fund. Mr. Orrico serves as President of the Adviser and also serves as the President and a Trustee of the Fund. Prior to organizing the Adviser, Mr. Orrico managed private hedge funds with Lindemann Capital Partners, L.P. during 1999. From 1994 to 1998, Mr. Orrico engaged in mergers and acquisition arbitrage while managing the Gruss Family Trust for Gruss & Co. Mr. Orrico received two Bachelors degrees from Georgetown University in 1982--one in Finance and the other in International Management. He became a Chartered Financial Analyst in 1988.

DISTRIBUTION ARRANGEMENTS
================================================================================
DISTRIBUTOR
Ultimus Fund Distributors, LLC serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.

DISTRIBUTION  PLAN
The Fund has adopted a Rule 12b-1 plan, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per year of the Fund's average daily net asset value. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE
================================================================================
The net asset value per share of the Fund will be determined on each day the New York Stock Exchange ("NYSE") is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.

HOW TO PURCHASE SHARES
================================================================================
You may purchase shares of the Fund at net asset value without any sales or other charge by sending a completed application form to one of the following addresses:

         REGULAR MAIL                         EXPRESS/OVERNIGHT MAIL
         The Arbitrage Fund                   The Arbitrage Fund
         c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
         P.O. Box 46707                       135 Merchant Street, Suite 230
         Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

MINIMUM AND ADDITIONAL INVESTMENT AMOUNTS

The minimum initial investment for individuals, IRAs, corporations, partnerships and trusts is $2,000. There is no minimum for subsequent investments. Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check, together with the name(s) on the account and the account number, to the above address. You should make all checks payable to "The Arbitrage Fund."


Note: You will be charged a $25.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned for insufficient funds.

WHEN ORDER IS PROCESSED
All shares will be purchased at the net asset value per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

                               ===============================================
                              | GOOD ORDER:                                   |
                              | When making a purchase request, make sure | | your request is in good order. "Good order" |
                              | means your purchase request includes:         |
                              | o  the dollar amount of shares to be purchased|
                              | o  a completed purchase application or        |
                              |    investment stub                            |
                              | o  check payable to THE ARBITRAGE FUND        |
                               ===============================================

PURCHASE THROUGH BROKERS
You may use your broker, dealer, financial institution or other servicing agent to purchase shares of the Fund if the servicing agent has an agreement with the Fund's distributor. Please note that such agents may charge additional fees for their services. You should also note that your servicing agent may become record shareholders of the Fund requiring all purchase and redemption requests to be sent through them. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

PURCHASE BY WIRE
If you wish to wire money to invest in the Fund, please call the Fund at 1-800-295-4485 to notify the Fund that a wire transfer is coming. You may use the following instructions:

       U.S. Bank
       ABA #:  042000013
       For credit to:  The Arbitrage Fund
       Account #:  19945-8035
       For further credit to:  [shareholder's name and account #]

AUTOMATIC INVESTMENT PLAN
You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.
After making an initial investment of at least $2,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-800-295-4485 for more information about the Fund's Automatic Investment Plan.

RETIREMENT PLANS
You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-800-295-4485 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

REDEMPTIONS
================================================================================
WRITTEN REDEMPTION REQUESTS
You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

         REGULAR MAIL                         EXPRESS/OVERNIGHT MAIL
         The Arbitrage Fund                   The Arbitrage Fund
         c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
         P.O. Box 46707                       135 Merchant Street, Suite 230
         Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

REDEEMING BY TELEPHONE
You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-295-4485. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, Ultimus Fund Solutions, LLC, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or Ultimus Fund Solutions, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or Ultimus Fund Solutions, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS
If you request your redemption by wire transfer, you will be required to pay a $15 wire transfer fee to cover costs associated with the transfer. In addition, your bank may impose a charge for receiving wires.

SYSTEMATIC WITHDRAWAL PLAN
If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-800-295-4485.

WHEN REDEMPTIONS ARE SENT
Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days).

GOOD ORDER
Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

o The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

o    The request must identify your account number;

o The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

o If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $25,000, the signature(s) on the request must be guaranteed by an eligible signature guarantor.

WHEN YOU NEED SIGNATURE GUARANTEES
If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

o you request a redemption to be made payable to a person not on record with the Fund; or

o you request that a redemption be mailed to an address other than that on record with the Fund.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Fund to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

RETIREMENT PLANS
If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

REDEEMING THROUGH BROKER
If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

LOW BALANCES
If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000, your account could be closed. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund intends to distribute substantially all of its net investment income and net capital gain in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of your holding period for the shares. The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.


Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.


On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 30% of any dividend and redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund's shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for single shares of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended May 31, 2002 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the period ended May 31, 2001 was audited by other independent public accountants.

                                                                YEAR             PERIOD
                                                               ENDED              ENDED
                                                            MAY 31, 2002      MAY 31, 2001(a)
----------------------------------------------------------------------------------------------
Net asset value at beginning of period ................   $     11.66          $    10.00
                                                          -----------          ----------
Income (loss) from investment operations:
  Net investment income (loss) ........................         (0.04)               0.22
  Net realized and unrealized gains
   (losses) on investments ............................         (0.08)               1.46
                                                          -----------          ----------
Total from investment operations ......................         (0.12)               1.68
                                                          -----------          ----------

Less distributions:
  From net investment income ..........................          --                 (0.02)
  From capital gains ..................................         (0.35)               --
                                                          -----------          ----------
Total distributions ...................................         (0.35)              (0.02)
                                                          -----------          ----------

Net asset value at end of period ......................        $11.19              $11.66
                                                          -----------          ----------

Total Return (not annualized) .........................        -0.86%               16.93%
                                                          -----------          ----------

Net assets at end of period ...........................   $11,313,938          $1,631,374
                                                          -----------          ----------

Ratio of expenses to average net assets:
  Before advisory fees waived and
   expenses reimbursed ................................          6.19%              51.30%(b)
  Before dividends on securities sold short ...........          5.94%
  After advisory fees waived and expenses
   reimbursed .........................................          1.94%(c)            1.95%(b)

Ratio of net investment loss to average net assets
  Before advisory fees waived and expenses reimbursed .         -5.19%             -50.05%(b)
  After advisory fees waived and expenses reimbursed ..         -1.18%              -0.70%(b)

Portfolio turnover rate ...............................         2,480%              2,952%


(a) Represents the period from the commencement of operations (September 17, 2000) through May 31, 2001.

(b)  Annualized.


(c)  Excludes dividends on securities sold short of 0.25% of average net assets.

================================================================================

PRIVACY POLICY
--------------------------------------------------------------------------------

COMMITMENT TO CONSUMER PRIVACY
------------------------------

The Arbitrage Fund is committed to handling consumer information responsibly. We recognize and respect the privacy expectations of each of our customers. We believe the confidentiality and protection of consumer information is one of our fundamental responsibilities.

COLLECTION AND DISCLOSURE OF SHAREHOLDER INFORMATION
----------------------------------------------------

Consumer information collected by, or on behalf of the Arbitrage Fund generally comes from the following sources:

o Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Arbitrage Fund;

o    Transaction history of a shareholder's account; or

o    Third parties.

We may disclose consumer information to third parties who are not affiliated with the Arbitrage Fund:

o as permitted by law, for example with service providers who maintain or service customer accounts for the Arbitrage Fund or to a shareholder's broker/dealer, or

o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION
--------------------------------

We require service providers to the Arbitrage Fund:

o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Arbitrage Fund; and

o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Arbitrage Fund.



                          NOT PART OF THE PROSPECTUS.


================================================================================

                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                        A SERIES OF THE ARBITRAGE FUNDS


                        ADVISER          Water Island Capital, LLC
                                         650 Fifth Avenue, 6th Floor
                                         New York, NY  10019


                        DISTRIBUTOR      Ultimus Fund Distributors, LLC
                                         135 Merchant Street, Suite 230
                                         Cincinnati, OH 45246

                        TRANSFER AGENT   Ultimus Fund Solutions, LLC
                                         135 Merchant Street, Suite 230
                                         Cincinnati, OH 45246

                        CUSTODIAN        Custodial Trust Company
                                         101 Carnegie Center
                                         Princeton, NJ 08540



Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-800-295-4485. You may also write to:

                              THE ARBITRAGE FUNDS
                        c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

You may review and obtain copies of Fund information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                    Investment Company Act File # 811-09815

                                         THE ARBITRAGE FUND
                                        PURCHASE APPLICATION

       Mail to:                                               Overnight Express Mail to:
         The Arbitrage Fund                                     The Arbitrage Fund
         c/o Ultimus Fund Solutions, LLC                        c/o Ultimus Fund Solutions, LLC
         P.O. Box 46707                                         135 Merchant Street, Suite 230
         Cincinnati, Ohio 45246-0707                            Cincinnati, Ohio 45246

Use this form for individual,  custodial,  trust, profit sharing or pension plan accounts.  Do not use this form for The Arbitrage  Fund sponsored IRA or SEP IRA accounts.  For any  additional  information please call The  Arbitrage  Fund at 800-295-4485
--------------------------------------------------------------------------------------------------------------------------------
A. INVESTMENT / / By check made payable to The Arbitrage Fund.  Amount $____________

              / / By wire: Call 800-295-4485. Indicate total amount and date of wire $_____________________ Date________________
----------------------------------------------------------------------------------------------------------

B. REGISTRATION
/ / Individual         _________________________________________________________________________________________________________
                       FIRST NAME          M.I.           LAST NAME           SOCIAL SECURITY #           BIRTHDATE (Mo/Dy/Yr)

/ / Joint Owner        _________________________________________________________________________________________________________
                       FIRST NAME          M.I.          LAST NAME            SOCIAL SECURITY #           BIRTHDATE (Mo/Dy/Yr)
                       * Registration will be Joint Tenancy with Rights of Survivorship (JTWROS), unless otherwise specified.

/ / Gift to Minors     _________________________________________________________________________________________________________
                       CUSTODIAN'S FIRST NAME (ONLY ONE PERMITTED)         M.I.           LAST NAME

                       _________________________________________________________________________________________________________
                       MINOR'S FIRST NAME (ONLY ONE PERMITTED)             M.I.           LAST NAME

                       _________________________________________________________________________________________________________
                       MINOR'S SOCIAL SECURITY #               MINOR'S BIRTHDATE (MO/Dy/Yr)            STATE OF RESIDENCE

/ / Corporation/Trust**_________________________________________________________________________________________________________
                       NAME OF TRUSTEE(S) *(IF TO BE INCLUDED IN REGISTRATION)

/ / Partnership*       _________________________________________________________________________________________________________
                       NAME OF TRUST/CORPORATION/**PARTNERSHIP

/ / Other Entity*      _________________________________________________________________________________________________________
                       SOCIAL  SECURITY  #/TAX ID#                            DATE OF  AGREEMENT  (Mo/Dy/Yr)
                       *Additional documentation and certification may be requested.  **Corporate Resolution is required.
--------------------------------------------------------------------------------------------------------------------------------
B. REGISTRATION            Capital Gains &         Capital Gains &      Capital Gains in Cash &    Capital Gains Reinvested
Capital gains & dividends  Dividends Reinvested/ / Dividends in Cash/ / Dividends Reinvested/ /    & Dividends in Cash/ /
will be reinvested if no
option is selected.        Unless otherwise indicated, cash distributions will be mailed to the address in Section D
--------------------------------------------------------------------------------------------------------------------------------
D. MAILING ADDRESS                                                        / / DUPLICATE CONFIRMATION TO:

_________________________________________________________                _______________________________________________________
STREET                             APT/SUITE                             FIRST NAME           M.I.         LAST NAME

_________________________________________________________                _______________________________________________________
CITY                          STATE           ZIP                        STREET                             APT/SUITE

_________________________________________________________                _______________________________________________________
DAYTIME PHONE #                   EVENING PHONE #                        CITY                STATE               ZIP
--------------------------------------------------------------------------------------------------------------------------------
E. TELEPHONE OPTIONS                  / / TELEPHONE REDEMPTION.
Your signed Application               / / Check to address shown on your account
must be  received  at least 15        / / Via  federal  wire to your bank  account  below ($15.00 charge for each wire transfer)
business days prior to initial        / / Via EFT, at no charge, to your bank account below (funds are typically credited within
transaction.                              two days after redemption)
                                      / / TELEPHONE PURCHASE (EFT). Permits the purchase of shares using your bank account to clear the transaction. (Minimum $100.00) Complete bank account information below.

To ensure proper  debiting/
crediting of your bank
account,  an unsigned voided          __________________________________________________________________________________________
check  (for  checking  accounts)      NAME(S) ON BANK  ACCOUNT
or a savings account deposit
slip is required with your            __________________________________________________________________________________________
Application.                          BANK NAME                                          ACCOUNT NUMBER

                                      __________________________________________________________________________________________
                                      BANK ADDRESS                                       BANK ROUTING/ABA#



F. AUTOMATIC                          Please start my Automatic Investment Plan as described in the prospectus beginning:
   INVESTMENT PLAN                    Month ____________ Year __________.  I hereby instruct Ultimus Fund Solutions, LLC, Transfer
                                      Agent  for  The  Arbitrage Fund  to  automatically  transfer  $ __________ (minimum $100.00)
Your signed Application               directly from my checking, NOW, or savings account named below on the ________ of each month
must be received at least             or  the  first  business day  thereafter.  I  understand  that I  will be assessed a $25 fee
15 business days prior to             if  the  automatic  purchase  cannot be made due to insufficient funds, stop payment, or for
initial transaction.                  any other reason.

An unsigned voided check              __________________________________________________________________________________________
(for checking accounts) or a          NAME(S) ON BANK ACCOUNT
savings account deposit slip
is required with your                 __________________________________________________________________________________________
Application.                          BANK NAME                                                 ACCOUNT NUMBER

                                      __________________________________________________________________________________________
                                      BANK ADDRESS                                              BANK ROUTING/ABA#

                                      __________________________________________________________________________________________
                                      SIGNATURE OF BANK ACCOUNT OWNER                          SIGNATURE OF JOINT OWNER
--------------------------------------------------------------------------------------------------------------------------------
G. SYSTEMATIC                         I would like to withdraw from The Arbitrage Fund $ _________ ($500.00 minimum) as follows:
   WITHDRAWALS                        / / I would like to have payments made to me on or about the ______ day of each month, or
                                      / / I would like to have payments made to me on or about the ______ day of the months that
                                          I have circled below:

                                       Jan     Feb.    Mar.    Apr.    May    June    July    Aug.   Sept.   Oct.   Nov.   Dec.

                                      / / To have  payments  automatically  deposited  to your bank  account.  Complete bank account information below. (A check will be mailed to the address in Section D if this box is not checked.)

                                      __________________________________________________________________________________________
                                      NAME(S) ON BANK ACCOUNT

                                      __________________________________________________________________________________________
                                      BANK NAMES                                          ACCOUNT NUMBER

                                      __________________________________________________________________________________________
                                      BANK ADDRESS                                        BANK ROUTING/ABA#

                             TO  ENSURE  PROPER  CREDITING  OF YOUR BANK ACCOUNT, PLEASE ATTACH A VOIDED CHECK OR A DEPOSIT SLIP.
--------------------------------------------------------------------------------------------------------------------------------
H. SIGNATURE AND                      I have received and read the Prospectus for The Arbitrage Fund (the "Fund").  I understand
   CERTIFICATION                      the Fund's investment  objectives and policies and agree to  be bound by the terms of  the
   REQUIRED BY THE                    Prospectus. I am of legal age in my state of residence and have full authority to purchase
   INTERNAL REVENUE                   shares of the Fund and to establish and use any related privileges.  Neither  the Fund nor
   SERVICE                            its transfer  agent  will  be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

                                      By selecting the options in Section E,F,  and/or G, I hereby authorize the Fund to initiate credits and debits to my account at the bank
                                      Indicated  and for the bank to credit or debit the same to such account through the
                                      Automated Clearing House ("ACH") system.

                                      UNDER THE  PENALTY OF  PERJURY, I CERTIFY THAT (1) I AM  A U.S. PERSON (INCLUDING A U.S.
                                      RESIDENT ALIEN), (2) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN
                                      ON  THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (3) I AM NOT SUBJECT TO
                                      BACKUP WITHHOLDING EITHER AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS,
                                      OR THE IRS HAS  NOTIFIED ME THAT I  AM  NO LONGER  SUBJECT  TO  BACKUP  WITHHOLDING. I
                                      RECOGNIZE  THAT THE  IRS DOES NOT REQUIRE MY CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                      OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID  BACKUP WITHHOLDING.

                                      __________________________________________________________________________________________
                                      SIGNATURE OF OWNER*                                         DATE (Mo/Dy/Yr)

                                      __________________________________________________________________________________________
                                      SIGNATURE OF JOINT OWNER, IF ANY                            DATE (Mo/Dy/Yr)
                                      *If share  are to  be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation  or other entity,  an officer  should sign and print name and title on space provided below.

                                      __________________________________________________________________________________________
                                      PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY
--------------------------------------------------------------------------------------------------------------------------------
I. DEALER
   INFORMATION                        _______________________________________     _____________________________________________
                                      DEALER NAME                                 REPRESENTATIVE'S LAST NAME   FIRST NAME   M.I.
  (Please be sure to complete
   representative's first name        DEALER HEAD OFFICE                          REPRESENTATIVE'S BRANCH OFFICE
   and middle initial.)
                                      _______________________________________     _____________________________________________
                                      ADDRESS                                     ADDRESS

                                      _______________________________________     _____________________________________________
                                      CITY/STATE/ZIP                              CITY/STATE/ZIP

                                      (_________) ___________________________    (_________)___________________________________
                                      TELEPHONE NUMBER                            TELEPHONE NUMBER            REP'S A.E. NUMBER

                       ----------------------------------

                               THE ARBITRAGE FUND
                         A series of The Arbitrage Funds

                       ----------------------------------




     A no-load, open-end, non-diversified investment company which seeks capital growth by engaging in merger arbitrage.


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                                 October 1, 2002

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Arbitrage Fund dated October 1, 2002, a copy of which may be obtained without charge by contacting the Fund's transfer agent, Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or at 1-800-295-4485.

     The audited financial statements for The Arbitrage Fund for the fiscal year ended May 31, 2002 are incorporated by reference to The Arbitrage Funds' May 31, 2002 Annual Report.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


THE TRUST .................................................................    3

INVESTMENT RESTRICTIONS ...................................................    3

INVESTMENT POLICIES .......................................................    5

MANAGEMENT ................................................................   13

CONTROL PERSONS AND PRINCIPAL HOLDERS .....................................   14

INVESTMENT ADVISER ........................................................   15

THE DISTRIBUTOR ...........................................................   17

DISTRIBUTION PLAN .........................................................   18

ALLOCATION OF PORTFOLIO BROKERAGE .........................................   18

PORTFOLIO TURNOVER ........................................................   19

FUND ADMINISTRATION .......................................................   20

FUND ACCOUNTING AND TRANSFER AGENT ........................................   20

CUSTODIAN .................................................................   20

PURCHASE, REDEMPTION AND PRICING OF SHARES ................................   21

TAX STATUS ................................................................   22

PERFORMANCE INFORMATION ...................................................   24

INDEPENDENT ACCOUNTANTS ...................................................   27

COUNSEL ...................................................................   27

FINANCIAL STATEMENTS ......................................................   27

THE TRUST
--------------------------------------------------------------------------------

     The Arbitrage Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on December 22, 1999. The Trust currently offers one series of shares to investors, The Arbitrage Fund. The Fund is a non-diversified series and has its own investment objective and policies. The Trust may start other funds and offer shares of such new funds under the Trust at any time.


     Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


     In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
     The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information and in the Fund's prospectus, the term "majority of the outstanding shares of the Fund" means the vote of whichever is less:

     (1) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

     (2)  more than 50% of the Fund's outstanding shares.

          These investment restrictions provide that:

     (1) The Fund may not issue senior securities other than to evidence borrowings or short sales as permitted.

     (2)  The Fund may not borrow money except that it may borrow:

               (a)  from  banks  to  purchase  or  carry   securities  or  other
                    investments,
               (b)  from banks for temporary or emergency purposes, or
               (c)  by entering into reverse repurchase agreements,

          if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

     (3) The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

     (4) The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Not withstanding the foregoing, if a large percentage (i.e., at least 50%) of mergers taking place within the U.S. are within one industry (e.g. banking or telecommunications) over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

     (5) The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

     (6)  The Fund may not purchase or sell commodities or commodity contracts.

     (7) The Fund will not lend any of its assets, except that it may lend up to 1/3 of its portfolio securities.

     (8) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     (9) The Fund may not pledge, mortgage or hypothecate its assets, except that to secure borrowings.

     (10) The Fund may not invest in companies for the purpose of exercising control or management.

     Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund. The non-fundamental investment restrictions provide that:

     (11) The Fund will not invest or knowingly purchase or otherwise acquire securities such that more than 15% of the value of its net assets will be in illiquid securities and restricted securities. Restricted securities are those that are subject to legal or contractual restrictions on resale.

          Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.


     (12) The Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of the Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

     (13) The Fund may not make short sales of securities (unless by virtue of its ownership of other securities at the time of such sale, it owns or has a prospective right to receive, without the payment of additional compensation, securities equivalent in kind and amount to the securities sold). The total market value of all securities sold short may not exceed 50% of the value of the net assets of the Fund, and the value of securities of any one issuer in which the Fund has sold short may not exceed the lesser of 10% of the value of the Fund's net assets or 10% of the securities of any class of any issuer.

     (14) The Fund may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

     (15) The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.


     Except with respect to the limitations on borrowing (limitation (2) above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

INVESTMENT POLICIES
--------------------------------------------------------------------------------


     A more detailed discussion of some of the investment strategies and policies described in the Prospectus (see "Investment Objective, Policies and Risks") appears below:

Merger Arbitrage
----------------
     Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

     Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to Water Island Capital, LLC, the Fund's investment adviser (the "Adviser"), to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that the Fund's capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. See "Portfolio Turnover."


     Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See "Allocation of Portfolio Brokerage" and "Portfolio Turnover." Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund's overall investment strategy, which may be considered speculative.

Special Risks of Over-the-Counter Options Transactions
------------------------------------------------------
     As part of its merger arbitrage strategy, the Fund may engage in transactions in options that are traded over-the-counter ("OTC transactions"). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

     As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

     It is the Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Additional Information on Investment Securities
-----------------------------------------------
The Fund may invest in the following types of securities including those discussed in the Prospectus:

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.


     REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the security at the agreed upon price, which obligation is in effect secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

     WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     INITIAL PUBLIC OFFERINGS. The Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs have added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchange or traded in the United States on over-the-counter markets.

     Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which the Fund invests.

     NON-DIVERSIFICATION OF INVESTMENTS. The Fund is non-diversified under the 1940 Act, which means that there is no restriction under the 1940 Act on how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code ("Code"), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, the Fund will, among other things, limit its investments in the securities of any one issuer (other than U. S. Government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund's total assets. In addition, the Fund, with respect to 50% of its total assets, will limit its investments in the securities of any issuer to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers.

     WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period.

     When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

     When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

     OPTIONS TRANSACTIONS GENERALLY. The Fund may write both covered and uncovered options. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

     o the writer of an option may be assigned an exercise at any time during the option period;
     o disruptions in the markets for underlying instruments could result in losses for options investors;
     o imperfect or no correlation between the option and the securities being hedged;
     o the insolvency of a broker could present risks for the broker's customers; and
     o market imposed restrictions may prohibit the exercise of certain options.

     In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

     By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

     The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

     It is the present intention of the Adviser not to commit greater than 25% of the Fund's net assets to option strategies.

     BORROWING. The Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

     The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.


     SHORT SALES. The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company's common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquirer's securities. At all times when the Fund does not own securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.


     EQUITY SWAP AGREEMENTS. The Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on, or increase in value of a particular dollar amount invested in a "basket" of particular securities or securities representing a particular index.

     Forms of swap agreements include:

     (1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or "cap";

     (2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or "floor"; and

     (3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

     Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.


     The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marker-to-market basis to the Fund's current obligations. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 10% of the Fund's net assets.


     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TEMPORARY INVESTMENTS. The Fund may adopt temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in:

     o cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;

     o commercial paper rated A-1 by S&P or Prime-1 by Moody's. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; obligations of the U.S. government or its agencies or instrumentalities; and

     o    repurchase agreements.

     To the extent the Fund invests in these temporary investments, the Fund may not realize its investment objective.


MANAGEMENT
--------------------------------------------------------------------------------

     The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees serve for an indefinite term and the officers are elected annually. The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

---------------------------------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION DURING THE           NUMBER OF PORTFOLIOS
NAME, ADDRESS AND        LENGTH OF TIME SERVED   POSITION       PAST FIVE YEARS AND DIRECTORSHIPS OF    IN THE FUND COMPLEX
AGE                                              WITH TRUST              PUBLIC COMPANIES**                 OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
John S. Orrico, CFA*     Since May 2000          President,     General Partner, Water Island Capital,                1
650 Fifth Avenue                                 Secretary,     LLC, the Investment Adviser, from
New York, NY  10019                              Treasurer      January 1, 2000 to present.  Previously,
(Age 42)                                         and Trustee    Portfolio Manager & Adviser to private
                                                                trusts and  entities at Lindemann Capital
                                                                Partners, L.P. (financial management
                                                                firm), 1999; Portfolio Manager to
                                                                private trusts and entities at Gruss &
                                                                Co. (financial management firm), from
                                                                1994 to 1998.
---------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:

Joel C. Ackerman         Since May 2000          Trustee        Partner, LRL Capital (hedge fund),                    1
LRL Capital                                                     from September 1, 2002 to present;
747 3rd Avenue                                                  Partner, Ardsley Partners (hedge  fund),
New York, NY 10019                                              from October 1998 to August 2002;
(Age 57)                                                        Trader, Odyssey Partners (hedge fund),
                                                                1997.

Jay N. Goldberg          Since May 2000          Trustee        CEO,  Opcenter,  LLC  (computer                       1
Hudson Venture Partners                                         services), September 1996 to present;
660 Madison Avenue                                              Partner, Hudson Ventures (venture
New York, NY 10021                                              capital), January 1997 to present.
(Age 61)
Michael Neumark          Since May 2000          Trustee        Senior Vice  President,  I.T.G. Inc                   1
380 Madison Avenue                                             (institutional  electronic brokerage),
New York, NY  10017                                             1992 to present.
(Age 59)

* John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act.

**   None of the Trustees are directors of public companies.

Board Committees
----------------
     The Board of Trustees has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Joel C. Ackerman, Jay N. Goldberg and Michael Neumark. The Audit Committee held two meetings during the fiscal year ended May 31, 2002.

     The Board of Trustees has also established a Portfolio Review Committee, which develops and reviews the Fund's risk guidelines and makes adjustments as needed. The Portfolio Review Committee did not meet during the fiscal year ended May 31, 2002. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

Compensation
------------
     The Trustees of the Trust do not currently receive compensation for their service as Trustees. The table below illustrates that the Trustees, including the Independent Trustees, did not receive compensation from the Trust for the fiscal year ended May 31, 2002. None of the executive officers receive compensation from the Trust.

------------------------------------------------------------------------------------------------------------------
                             AGGREGATE         PENSION OR              ANNUAL BENEFITS       TOTAL COMPENSATION
                             COMPENSATION      RETIREMENT BENEFITS     UPON RETIREMENT       FROM TRUST AND FUND
NAME AND POSITION            FROM TRUST        ACCRUED AS PART OF                            COMPLEX PAID TO
                                               TRUST EXPENSES                                TRUSTEES
------------------------------------------------------------------------------------------------------------------
John S. Orrico*                 None                 None                   None                   None

Joel C. Ackerman                None                 None                   None                   None

Jay N. Goldberg                 None                 None                   None                   None

Michael Neumark                 None                 None                   None                   None
------------------------------------------------------------------------------------------------------------------

*This Trustee is deemed to be an interested person as defined in the 1940 Act.

Management Ownership of Fund Shares
-----------------------------------
     The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2001.

                                               Dollar Range of                     Aggregate Dollar
                                              Fund Shares Owned              Range of Shares of All Funds
Name of Trustee                                   by Trustee                     Overseen by Trustee
------------------------------------------------------------------------------------------------------------------
John S. Orrico                                $10,000 to $50,000                  $10,000 to$50,000
Independent Trustees:
Joel C. Ackerman                                Over $100,000                       Over $100,000
Jay N. Goldberg                                      None                                None
Michael Neumark                                      None                                None


CONTROL PERSONS AND PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of September 1, 2002. Charles Schwab & Co., Inc. and National Financial Services LLC may be deemed to control the Fund because they own over 25% of the Fund's outstanding shares.

----------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                   SHARES           % OWNERSHIP      TYPE OF OWNERSHIP
----------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                         747,231             38.66%              Record
Custody Account FBO its Customers
101 Montgomery Street
San Francisco, California 94104
----------------------------------------------------------------------------------------------------------
National Financial Services LLC                    587,149             30.38%                Record
(for exclusive benefit of customers)
One World Financial Center
200 Liberty Street
New York, New York 10281
----------------------------------------------------------------------------------------------------------
National Investor Services Corp.                   280,966             14.54%                Record
(for exclusive benefit of customers)
55 Water Street
New York, New York 10041
----------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
--------------------------------------------------------------------------------
Investment Adviser and Advisory Contract
----------------------------------------
     Water Island Capital, LLC (the "Adviser") is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. John S. Orrico is the President of the Adviser and the portfolio manager of the Fund. Mr. Orrico is the sole shareholder of the Adviser and there are no other affiliates to the Adviser.

     Under the terms of the Investment Advisory Contract (the "Advisory Contract") between the Trust and the Adviser, the Adviser

     (1) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective,

     (2)  provides  all   statistical,   economic  and   financial   information
          reasonably required by the Fund and reasonably available to the Adviser,

     (3) provides the Custodian of the Fund's securities on each business day with a list of trades for that day, and

     (4) provides persons satisfactory to the Trust's Board of Trustees to act as officers of the Trust.

     The Advisory Contract provides that the Fund pay all of the Fund's expenses, including, without limitation,

     (1) the costs incurred in connection with registration and maintenance of its registration under the Securities Act, the 1940 Act and state securities laws and regulations,

     (2)  preparation  of  and  printing  and  mailing   reports,   notices  and
          prospectuses to current shareholders,

     (3) transfer taxes on the sales of the Fund's shares and on the sales of portfolio securities,

     (4)  brokerage commissions,

     (5)  custodial and shareholder transfer charges,

     (6)  legal, auditing and accounting expenses,

     (7)  expenses of servicing shareholder accounts,

     (8)  insurance expenses for fidelity and other coverage,

     (9) fees and expenses of Trustees who are not "interested persons" within the meaning of the 1940 Act,

     (10) expenses of Trustee and shareholder meetings, and

     (11) any expenses of distributing the Fund's shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

     The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


     The Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.5% of the average daily net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares. During the fiscal periods ended May 31, 2002 and 2001, the Fund accrued advisory fees of $56,183 and $4,566, respectively; however, pursuant to the Expense Waiver and Reimbursement Agreement described below, the Adviser waived its entire advisory fee for such periods and reimbursed the Fund an additional $94,988 and $114,778, respectively, of its other operating expenses.

     The Adviser and the Trust have entered into an Expense Waiver and Reimbursement Agreement, which requires the Adviser to waive advisory fees and/or reimburse various operating expenses of the Fund so that total annual Fund operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) do not exceed the annual rate of 1.95% of average daily net assets. The Agreement expires on August 31, 2012. The Agreement permits the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years and without causing the Fund's total annual operating expenses to exceed the expense limitation of 1.95%. Under the Expense Waiver and Reimbursement Agreement, as of May 31, 2002, the Adviser may in the future recapture from the Fund waived investment advisory fees of $60,749.


     The Advisory Contract will continue in effect from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Fund's Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and (b) the majority vote of either all of the Fund's Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days' written notice by a vote of a majority of the Fund's Trustees or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Advisory Contract shall terminate automatically in the event of its assignment.


     In approving the most recent annual continuance of the Advisory Contract, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Contract. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Investment Adviser over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Contract, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. The Trustees also considered the fee waivers and expense reimbursements made by the Adviser in order to reduce the Fund's operating expenses. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Contract. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Contract without modification to its terms, including the fees charged for services thereunder.


THE DISTRIBUTOR
--------------------------------------------------------------------------------
     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the principal underwriter and distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of February 1, 2002 (the "Distribution Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares. The Distributor is an affiliate of Ultimus Fund Solutions, LLC, the Fund's administrator and transfer agent.

     The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

     Prior to February 1, 2002, Quasar Distributors, LLC served as principal underwriter for the Fund.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------


     The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares. Under the Plan, the Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Fund shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets of the Fund. During the fiscal year ended May 31, 2002, the Fund incurred $9,364 in distribution expenses, all of which were paid to compensate broker-dealers and other for the sale and retention of Fund shares.

     The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the Plan or any related agreement (the "Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the Fund.


     The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the Fund's outstanding shares. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the Fund's shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.


     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

     By reason of his controlling interest in the Adviser, John S. Orrico may be deemed to have a financial interest in the operation of the Plan.


ALLOCATION OF PORTFOLIO BROKERAGE
--------------------------------------------------------------------------------
     Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

     In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

     o    the best net price available;
     o the reliability, integrity and financial condition of the broker or dealer;
     o    the size of and difficulty in executing the order; and
     o the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

     Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

     In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.


     During the fiscal periods ended May 31, 2002 and 2001, the Fund paid brokerage commissions of $475,841 and $84,815, respectively.

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their trustees, officers and employees who may have access to current trading information of the Fund. Under the Code of Ethics, such access persons are permitted to invest in securities that may also be purchased by the Fund.



PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

     The Fund will invest portions of its assets to seek short-term capital appreciation. The Fund's investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

     Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. The Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio  turnover  rate  would be  consistent  with,  although  it  would  not necessarily ensure, the achievement of the Fund's investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.


     The portfolio turnover rates of the Fund for the fiscal periods ended May 31, 2002 and 2001 were 2,480% and 2,952% (annualized), respectively.



FUND ADMINISTRATION
--------------------------------------------------------------------------------
     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Fund's administrator pursuant to an Administration Agreement with the Trust. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.


     Prior to February 1, 2002, Firstar Mutual Fund Services, LLC ("Firstar") served as the Fund's administrator. Firstar is a subsidiary of Firstar Bank, N.A. For the fiscal year ended May 31, 2002, the Fund paid administration fees of $27,427, of which $19,427 was paid to Firstar and $8,000 was paid to Ultimus. For the fiscal period ended May 31, 2001, the Fund paid administration fees of $20,684 to Firstar.


FUND ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
     As the Fund's transfer agent, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives for its services as transfer agent a fee payable monthly at an annual rate of $20 per account; provided, however, that the minimum fee is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Fund pays all costs of external pricing services.


     Prior to February 1, 2002, Firstar served as the Fund's transfer agent and fund accounting agent.

CUSTODIAN
--------------------------------------------------------------------------------

     The Custodian of the Fund's assets is Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540. As custodian, Custodial Trust Company acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

Calculation of Share Price
--------------------------
      The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange ("NYSE") is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

     (1) by valuing portfolio securities, including open short positions, which are traded on the NYSE, American Stock Exchange and on the NASDAQ National Market System at the last reported sales price on that exchange;


     (2) by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded in the over-the-counter market at the mean between the last bid and asked prices; and


     (3) by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees.


     The Adviser reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern Time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in Foreign Securities
-----------------------------
     Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees.

Purchase of Shares
------------------
     Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares
--------------------
     The Trust will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

     (a) when the NYSE is closed, other than customary weekend and holiday closings;

     (b)  when trading on that exchange is restricted for any reason;
     (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or
     (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

     In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

     Supporting documents in addition to those listed under "Redemptions" in the Fund's prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption In Kind
------------------

     Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

TAX STATUS
--------------------------------------------------------------------------------

     The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. By so qualifying, the Fund will not be subject to federal income tax on its net investment income or net capital gains which are distributed to shareholders in accordance with the applicable timing requirements. In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     The Fund intends to distribute substantially all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after May 31, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

     If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     The  Fund  is  subject  to  a  4%  nondeductible   excise  tax  on  certain
undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.


     Net investment income is made up of dividends and interest income less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforwards of the Fund. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.


     The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

     Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

     Distributions of net capital gain ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders.

     A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

     All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

     Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 30% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

     Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

     A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

     The Fund is organized as a Delaware business trust and generally will not be liable for any income or franchise tax in the State of Delaware. If the Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax (as adjusted by the applicable New York State surtaxes).

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1,5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)n = ERV

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending  redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1,5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula: P (1+T)n = ATV, where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on Fund distributions but not after taxes on redemption. Average annual total return (after taxes on distributions and sale of Fund shares) is calculated in the same manner except that the ending value of the hypothetical $1,000 payment includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for periods ended May 31, 2002:

                                                             Since Inception
                                           One Year        (September 17, 2000)
                                           --------        --------------------
Return Before Taxes                         -0.86%                9.07%
Return After Taxes on Distributions         -2.10%                8.20%
Return After Taxes on Distributions
     and Sale of Fund Shares                -0.58%                6.84%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund for the period since inception (September 17, 2000) until May 31, 2002 is 15.92%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Inc. or
Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

     o LIPPER INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

     o MORNINGSTAR, INC., an independent rating service, rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     The Fund has selected Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, as its independent auditors for the fiscal year ending May 31, 2003. Tait, Weller & Baker performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.


COUNSEL
--------------------------------------------------------------------------------
     Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The  Fund's  audited  financial   statements  are  incorporated  herein  by
reference to the Fund's Annual Report for the fiscal year ended May 31, 2002, as filed with the Securities and Exchange Commission on August 8, 2002.

                               THE ARBITRAGE FUNDS

                               THE ARBITRAGE FUND







                                  ANNUAL REPORT
                                  May 31, 2002








    INVESTMENT ADVISER                                   ADMINISTRATOR
    ------------------                                   -------------
WATER ISLAND CAPITAL, LLC                          ULTIMUS FUND SOLUTIONS, LLC
    650 Fifth Avenue                                    P.O. Box 46707
       5th Floor                                  Cincinnati, Ohio 45246-0707
New York, New York 10019                                1.800.295.4485


================================================================================

                                [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND


                            WATER ISLAND CAPITAL, LLC
                          650 FIFTH AVENUE, FIFTH FLOOR
                            NEW YORK, NEW YORK 10019
                                 --------------
                       TEL: 212.259.2655 FAX: 212.259.2698


July 20, 2002

Dear Shareholder,

     By any measure, 2002 has been a difficult year for the equity markets. Merger arbitrage has seen its share of difficulties as well, with return opportunities diminished due to a number of factors, including a poorly performing economy, unprecedented levels of share price volatility, and a diminished level of confidence on the part of equity investors.

     However, I am pleased to report that the Arbitrage Fund continues to navigate well through this difficult market environment. For the year ended May 31, 2002, the Fund returned -0.86% compared with the S&P 500 Index return of -13.85%. Additionally, for the six months ended June 30, 2002, the Fund returned 5.27% compared with the S&P 500 Index return of -13.16%. While the volume of merger transactions continues to remain depressed relative to recent years, we continue to find attractive investment opportunities. Led by strategic buyers who continue to consolidate their industries, the outlook for merger transactions is extremely positive, in our view.

     We expect merger and acquisition activity to mirror a rebound in the overall level of economic activity, as corporate buyers continue to make strategic acquisitions to achieve cost efficiencies, increase market penetration and boost profitability in an increasingly competitive global marketplace.

     Generating positive returns in the context of capital preservation continues to be our primary objective. With merger arbitrage as our primary investment strategy, we will not engage in strategies outside of our area of expertise.

      Lastly, I want to thank each of our shareholders for their continued support.

Sincerely,


/s/ John S. Orrico

John S. Orrico, CFA
Portfolio Manager

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN THE ARBITRAGE FUND VERSUS THE S&P 500 INDEX


                              [GRAPHIC OMITTED]

                 The Arbitrage Fund                                       S&P 500 Index
                 ------------------                                       -------------
      09/17/00                        10,000                   09/17/00                      10,000
      09/30/00          0.10%         10,010                   09/30/00      -1.97%           9,803
      12/31/00          0.88%         10,098                   12/31/00      -7.82%           9,036
      03/31/01          4.67%         10,570                   03/31/01     -11.86%           7,965
      06/30/01          2.47%         10,831                   06/30/01       5.85%           8,431
      09/30/01         -3.06%         10,500                   09/30/01     -14.68%           7,193
      12/31/01          4.78%         11,002                   12/31/01      10.69%           7,962
      03/31/02          6.12%         11,675                   03/31/02       0.27%           7,984
      05/31/02         -0.71%         11,592                   05/31/02      -6.76%           7,444

--------------------------------------------
               The Abritrage Fund          |
          Average Annual Total Returns(a)  |
         (for periods ended May 31, 2002)  |
                                           |
         1 Year               (0.86%)      |
         Since Inception(b)    9.07%       |
--------------------------------------------

      Past performance is not predictive of future performance.


(a)The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)Initial public offering of shares was September 17, 2000.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2002

ASSETS

  Investments in securities:
  At acquisition cost                                              $ 11,029,963
                                                                   ============
  At value (Note 1)                                                $ 10,961,788
  Deposits with brokers for securities
    sold short (Note 1)                                               3,077,631
  Dividends receivable                                                    3,969
  Receivable for investment securities sold                           1,002,586
  Receivable for capital shares sold                                     28,308
  Receivable from Adviser (Note 3)                                       13,481
  Other assets                                                           20,150
                                                                   ------------
          Total Assets                                               15,107,913
                                                                   ------------

LIABILITIES

  Written call options, at value (Notes 1 and 4)
    (premiums received $76,055)                                          51,085
  Securities sold short (Note 1)
    (proceeds $2,770,772)                                             2,701,528
  Payable for investment securities purchased                         1,015,852
  Payable to Administrator (Note 3)                                       7,900
  Dividends payable on securities sold short (Note 1)                        50
  Other accrued expenses                                                 17,560
                                                                   ------------
          Total Liabilities                                           3,793,975
                                                                   ------------

NET ASSETS                                                         $ 11,313,938
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $ 11,264,181
  Accumulated net realized gains from
    security transactions                                                23,718
  Net unrealized appreciation (depreciation) on:
          Investments                                                   (68,175)
          Short positions                                                69,244
          Written options                                                24,970
                                                                   ------------

                                                                   $ 11,313,938
                                                                   ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                          1,010,847
                                                                   ============

Net asset value, offering price and redemption
  price per share (Note 1)                                         $      11.19
                                                                   ============



                 See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                             STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED MAY 31, 2002


INVESTMENT INCOME
        Dividends                                                  $     21,469
        Interest                                                         16,527
                                                                   ------------
               Total Income                                              37,996
                                                                   ------------

EXPENSES
        Investment advisory fees (Note 3)                                56,183
        Fund accounting and pricing fees (Note 3)                        35,355
        Custodian and bank service fees                                  28,862
        Administration fees (Note 3)                                     27,427
        Transfer agent and shareholder
          services fees (Note 3)                                         25,687
        Insurance expense                                                18,513
        Professional fees                                                12,695
        Dividend expense                                                  9,384
        Distribution expense (Note 3)                                     9,364
        Registration and filing fees                                      4,402
        Postage and supplies                                              3,400
        Printing of shareholder reports                                   1,596
        Other expenses                                                      725
                                                                   ------------
               Total Expenses                                           233,593
        Less fees waived and expenses reimbursed
          by the Adviser (Note 3)                                      (151,171)
                                                                   ------------
               Net Expenses                                              82,422
                                                                   ------------

NET INVESTMENT LOSS                                                     (44,426)
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
        Net realized losses from security transactions                 (330,820)
        Net realized gains from option contracts                        408,945
        Net change in unrealized appreciation/
           depreciation on investments                                  (85,104)
        Net change in unrealized appreciation/
           depreciation on short positions                               72,134
        Net change in unrealized appreciation/
           depreciation on option contracts                              25,070
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         90,225
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $     45,799
                                                                   ============

                 See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR YEAR           FOR PERIOD
                                                                          ENDED               ENDED
                                                                      MAY 31, 2002      MAY 31, 2001 (a)
                                                                  ------------------    -------------------
FROM OPERATIONS
  Net investment loss                                               $    (44,426)        $     (2,116)
  Net realized gains (losses) from:
    Security transactions                                               (330,820)              60,107
    Option contracts                                                     408,945
  Net change in unrealized appreciation/depreciation on:
    Investments                                                          (85,104)              16,929
    Short positions                                                       72,134               (2,890)
    Option contracts                                                      25,070                 (100)
                                                                    ------------         ------------
Net increase in net assets resulting from operations                      45,799               71,930
                                                                    ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income                                              --                 (1,222)
    From capital gains                                                   (66,750)                --
                                                                    ------------         ------------
Decrease in net assets from distributions to shareholders                (66,750)              (1,222)
                                                                    ------------         ------------

FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold                                         10,273,316            1,559,457
    Shares issued in reinvestment of dividends                            65,345                1,222
    Payments for shares redeemed                                        (635,146)                 (13)
                                                                    ------------         ------------
Net increase in net assets from capital share transactions             9,703,515            1,560,666
                                                                    ------------         ------------

TOTAL INCREASE IN NET ASSETS                                           9,682,564            1,631,374

NET ASSETS
    Beginning of period                                                1,631,374                 --
                                                                    ------------         ------------
    End of period                                                   $ 11,313,938         $  1,631,374
                                                                    ============         ============


CAPITAL SHARE ACTIVITY
    Sold                                                                 922,467              139,820
    Issued in reinvestment of dividends                                    6,136                  127
    Redeemed                                                             (57,702)                  (1)
                                                                    ------------         ------------
    Net increase in shares outstanding                                   870,901              139,946
    Shares outstanding at beginning of period                            139,946                 --
                                                                    ------------         ------------
    Shares outstanding at end of period                                1,010,847              139,946
                                                                    ============         ============


(a) Represents the period from the commencement of operations (September 17, 2000) through May 31, 2001.



                 See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                              FINANCIAL HIGHLIGHTS
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                             THROUGHOUT EACH PERIOD

                                                                     Year Ended        Period Ended
                                                                    May 31, 2002      May 31, 2001 (a)
                                                                    ------------     ----------------
Net asset value at beginning of period                              $      11.66         $      10.00
                                                                    ------------         ------------

Income (loss) from investment operations:
     Net investment income (loss)                                          (0.04)                0.22
     Net realized and unrealized gains
       (losses) on investments                                             (0.08)                1.46
                                                                    ------------         ------------
Total from investment operations                                           (0.12)                1.68
                                                                    ------------         ------------

Less distributions:
     From net investment income                                             --                  (0.02)
     From capital gains                                                    (0.35)                --
                                                                    ------------         ------------
Total distributions                                                        (0.35)               (0.02)
                                                                    ------------         ------------

Net asset value at end of period                                    $      11.19         $      11.66
                                                                    ============         ============

Total Return (not annualized)                                             -0.86%                16.93%
                                                                    ============         ============

Net assets at end of period                                         $ 11,313,938         $  1,631,374
                                                                    ============         ============

Ratio of expenses to average net assets:
     Before advisory fees waived and expenses reimbursed                    6.19%               51.30%(b)
     Before dividends on securities sold short                              5.94%
     After advisory fees waived and expenses reimbursed                     1.94%(c)             1.95%(b)

Ratio of net investment loss to average net assets
     Before advisory fees waived and expenses reimbursed                   -5.19%              -50.05%(b)
     After advisory fees waived and expenses reimbursed                    -1.18%               -0.70%(b)

Portfolio turnover rate                                                    2,480%               2,952%


(a) Represents the period from the commencement of operations (September 17, 2000) through May 31, 2001.
(b)  Annualized.
(c)  Excludes dividend expense of 0.25% of average net assets.


                 See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                            PORTFOLIO OF INVESTMENTS
                                  MAY 31, 2002

                                                                        MARKET
              SHARES                                                    VALUE
           -----------                                               -----------

                       COMMON STOCK - 95.07%
                       AUTO COMPONENTS - 3.85%
             10,000    Pennzoil-Quaker State Co.                       $215,900
              4,000    TRW, Inc.                                        219,600
                                                                   ------------
                                                                        435,500
                                                                   ------------
                       BANKS - 5.91%
             10,000    Golden State Bancorp, Inc.                       382,100
              6,500    Liberty Bancorp, Inc.                            169,650
             25,000    Marathon Bancorp (a)                             116,750
                                                                   ------------
                                                                        668,500
                                                                   ------------
                       BIOTECHNOLOGY - 6.92%
             22,000    Collateral Therapeutics, Inc. (a)                244,200
              9,500    Digene Corp. (a)                                 220,970
             12,600    Immunex Corp. (a)                                318,024
                                                                   ------------
                                                                        783,194
                                                                   ------------
                       COMMUNICATIONS EQUIPMENT 1.50%
             15,000    Finisar Corp. (a)                                 39,015
             32,700    ONI Systems Corp. (a)                            130,800
                                                                   ------------
                                                                        169,815
                                                                   ------------
                       COMPUTER SOFTWARE - 7.55%
              1,000    Siebel Systems, Inc. (a)                          18,250
             27,500    Simplex Solutions, Inc. (a)                      468,875
             10,000    Software Spectrum, Inc. (a)                      366,700
                                                                   ------------
                                                                        853,825
                                                                   ------------
                       CONSUMER SERVIES AND SUPPLIES - 7.53%
             20,000    Boron, LePore & Associates, Inc. (a)             318,600
             26,700    Factual Data Corp. (a)                           315,060
              8,000    McGrath Rentcorp                                 218,720
                                                                   ------------
                                                                        852,380
                                                                   ------------
                       DIVERSIFIED FINANCIAL - 3.09%
             33,000    Hoenig Group, Inc. (a)                           349,800
                                                                   ------------

                       DIVERSIFIED TELECOMMUNICATION SERVICES - 4.00%
              5,000    Allegiance Telecom, Inc. (a)                       5,800
             23,700    AT&T Corp.                                       283,689
             15,000    McLeodUSA, Inc. - Class A (a)                     10,500
             67,500    Time Warner Telecom, Inc. - Class A (a)          152,550
                                                                   ------------
                                                                        452,539
                                                                   ------------
                       ELECTRICAL EQUIPMENT - 1.49%
              1,000    Alpha Industries, Inc. (a)                        10,190
             40,000    Innoveda, Inc. (a)                               158,000
                                                                   ------------
                                                                        168,190
                                                                   ------------

                       See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  MAY 31, 2002

                                                                        MARKET
              SHARES                                                    VALUE
           -----------                                               ----------
                       COMMON STOCK - 95.07% (Continued)
                       ELECTRONIC EQUIPMENT AND INSTRUMENTS - 9.19%
             28,700    Datum, Inc. (a)                                 $372,813
             45,000    Paradigm Geophysical Ltd. (a)                    225,450
             34,000    Spectrian Corp. (a)                              440,980
                                                                   ------------
                                                                      1,039,243
                                                                   ------------
                       ENERGY EQUIPMENT AND SERVICES - 1.75%
             10,000    NRG Energy, Inc. (a)                             106,800
              6,000    Veritas DGC, Inc. (a)                             90,600
                                                                   ------------
                                                                        197,400
                                                                   ------------
                       HEALTH CARE PROVIDERS AND SERVICES - 10.26%
             28,000    DaVita, Inc. (a)                                 655,200
             18,000    Unilab Corp. (a)                                 506,160
                                                                   ------------
                                                                      1,161,360
                                                                   ------------
                       HEALTH CARE SUPPLIES - 10.55%
             13,000    ALI Techonologies, Inc. (a)                      367,900
             23,300    Dynacare, Inc. (a)                               527,724
             21,000    Spacelabs Medical, Inc. (a)                      298,200
                                                                   ------------
                                                                      1,193,824
                                                                   ------------
                       INDUSTRIAL CONGLOMERATES - 2.06%
              5,000    Advanced Technical Products, Inc. (a)            167,150
              3,000    Tyco International Ltd.                           65,850
                                                                   ------------
                                                                        233,000
                                                                   ------------
                       INTERNET AND CATALOG RETAIL - 1.37%
              2,500    Lands' End, Inc. (a)                             154,825
                                                                   ------------

                       INTERNET SOFTWARE AND SERVICES - 3.26%
             23,000    McAfee.com Corp. (a)                             338,560
              5,000    Tibco Software, Inc. (a)                          29,750
                                                                   ------------
                                                                        368,310
                                                                   ------------
                       IT CONSULTING AND SERVICES - 3.07%
             23,000    Ontrack Data International, Inc. (a)             347,507
                                                                   ------------

                       MEDIA - 1.18%
              5,800    Ackerley Group, Inc. (a)                         109,040
             15,400    WorldGate Communications, Inc. (a)                24,486
                                                                   ------------
                                                                        133,526
                                                                   ------------
                       OIL AND GAS - 5.67%
              2,800    Canaan Energy Corp. (a)                           50,120
             13,000    Chiles Offshore, Inc. (a)                        350,350
             14,000    Petroleum Geo-Services ASA (PGS) - ADR (a)        57,680
             15,000    Rio Alto Exploration Ltd. (a)                    183,150
                                                                   ------------
                                                                        641,300
                                                                   ------------


                       See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  MAY 31, 2002

                                                                        MARKET
              SHARES                                                    VALUE
           -----------                                               ----------
                       COMMON STOCK - 95.07% (Continued)
                       PAPER AND FOREST PRODUCTS - 0.52%
              2,000    Jefferson Smurfit Group PLC                     $ 59,140
                                                                   ------------

                       PERSONAL PRODUCTS - 2.21%
             13,000    Herbalife International, Inc. - Class B          250,380
                                                                   ------------

                       PHARMACEUTICALS - 1.35%
             38,800    Titan Pharmaceuticals, Inc. (a)                  153,260
                                                                   ------------

                       SEMICONDUCTOR EQUIPMENT AND PRODUCTS - 0.38%
              6,000    Conexant Systems, Inc. (a)                        42,900
                                                                   ------------

                       UTILITIES - 0.16%
              2,000    Dynegy, Inc.                                      17,780
                                                                   ------------

                       WIRELESS TELECOMMUNICATION SERVICES - 0.25%
             10,000    WorldCom, Inc. - MCI Group                        28,200
                                                                   ------------

                       TOTAL COMMON STOCKS (Cost $10,823,714)      $ 10,755,698
                                                                   ------------
              SHARES
           -----------
                       REIT ESTATE INVESTMENT TRUSTS - 0.68%
              2,900    JP Realty, Inc.
                        (Cost $77,009)                                 $ 76,850
                                                                   ------------

            FACE AMOUNT
           ----------------
                       SHORT TERM MONEY MARKET SECURITIES - 1.14%
          $ 129,240     Bear Stearns Cash Repo, 1.78%, due 6/3/02
                         (Cost $129,240)                              $ 129,240
                                                                   ------------

                       TOTAL INVESTMENTS AT VALUE - 96.89%
                         (Cost $11,029,963)                        $ 10,961,788

                       OTHER ASSETS IN EXCESS OF
                        LIABILITIES - 3.11%                             352,150
                                                                   ------------

                       NET ASSETS - 100.00%                        $ 11,313,938
                                                                   ============


(a) Non-income producing security.

                       See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                        SCHEDULE OF SECURITIES SOLD SHORT
                                  MAY 31, 2002

                                                                        MARKET
              SHARES                                                    VALUE
           -----------                                               ----------
                       COMMON STOCK - 23.88%
                       BANKS - 0.57%
              2,500    First Community Bancorp                         $ 64,125
                                                                   ------------

                       COMMUNICATIONS EQUIPMENT - 0.85%
             16,900    Ciena Corp.                                       95,654
                                                                   ------------

                       COMPUTER SOFTWARE - 4.69%
             13,000    Cadence Design Systems, Inc.                     250,380
             14,500    Network Associates, Inc.                         280,575
                                                                   ------------
                                                                        530,955
                                                                   ------------
                       CONSUMER SERVIES AND SUPPLIES - 3.66%
              3,000    Fidelity National Information Solutions, Inc.     86,970
             14,000    Kroll, Inc.                                      327,600
                                                                   ------------
                                                                        414,570
                                                                   ------------
                       DIVERSIFIED TELECOMMUNICATION SERVICES - 0.26%
              6,000    Symmetricom, Inc.                                 29,526
                                                                   ------------

                       ELECTRONIC EQUIPMENT AND INSTRUMENTS - 1.63%
             11,300    Cytyc Corp.                                      184,077
                                                                   ------------

                       HEALTH CARE PROVIDERS AND SERVICES - 6.80%
              5,500    Amgen, Inc.                                      261,965
              5,800    Quest Diagnostics, Inc.                          507,036
                                                                   ------------
                                                                        769,001
                                                                   ------------
                       HEALTH CARE SUPPLIES - 0.43%
              1,000    Laboratory Corp. of America Holdings              49,050
                                                                   ------------

                       MEDIA - 1.44%
              2,000    Clear Channel Communications, Inc.               106,460
              2,000    Comcast Corp. - Class A                           56,320
                                                                   ------------
                                                                        162,780
                                                                   ------------
                       OIL AND GAS - 1.53%
              2,000    Ensco International, Inc.                         65,500
              5,000    Xcel Energy, Inc.                                107,450
                                                                   ------------
                                                                        172,950
                                                                   ------------
                       PHARMACEUTICALS - 1.60%
              3,000    Schering AG - ADR                                180,870
                                                                   ------------

                       WIRELESS TELECOMMUNICATION SERVICES - 0.42%
              6,500    Remec, Inc.                                       47,970
                                                                   ------------

                       TOTAL SECURITES SOLD SHORT
                        (Proceeds $2,770,772)                       $ 2,701,528
                                                                    ===========


                       See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                        SCHEDULE OF OPEN OPTIONS WRITTEN
                                  MAY 31, 2002

   Option                                                                Market Value of           Premiums
  Contracts           Written Call Options                                   Options               Received
 ------------------  ---------------------------------------------    -------------------        ------------
                     Alpha Industries, Inc.,
             30          6/22/02 at $12.50                                      $ 525              $ 1,380
                     Cadence Design Systems, Inc.,
             70          6/22/02 at $20                                         2,975                4,320
                     Ciena Corp.,
             60          6/22/02 at $7.50                                         450                1,620
                     Citigroup, Inc.,
             50          6/22/02 at $45                                         2,875                6,550
                     Davita, Inc.,
             40          6/22/02 at $22.50                                      4,500                5,040
                     Dynegy, Inc.,
             20          6/22/02 at $10                                           950                2,100
                     Ensco International, Inc.,
             30          6/22/02 at $30                                         9,750               11,910
             60          6/22/02 at $35                                         3,450                5,940
                     Laboratory Corp. of America Holdings,
             30          6/22/02 at $47.50                                      8,400                5,130
             20          6/22/02 at $50                                         2,500                2,820
             20          6/22/02 at $52.50                                      1,000                1,520
                     McAfee.com Corp.,
             60          6/22/02 at $17.50                                      1,650                4,590
                     Petroleum Geo-Services ASA (PGS),
             99          6/22/02 at $5                                          1,485                9,700
                     Symmetricom, Inc.,
            100          6/22/02 at $5                                          2,750                6,800
                     TRW, Inc.,
             40          6/22/02 at $55                                         2,700                3,035
                      Veritas DGC, Inc.,
             50          6/22/02 at $15                                         5,125                3,600
                                                                   -------------------      ---------------
                                                                             $ 51,085             $ 76,055
                                                                   ===================      ===============

                 See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Arbitrage Funds, (the "Trust") was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is The Arbitrage Fund (the "Fund"), a non-diversified series. The Fund commenced operations on September 17, 2000.

The investment objective of the Fund is to achieve capital growth by engaging in merger arbitrage.

The following is a summary of the Fund's significant accounting policies:

Securities valuation - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

Repurchase agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002 (Continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Security transactions - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Short positions - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

Option transactions - The Fund writes (sells) covered call options to hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002 (Continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)
Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments, including securities sold short and written options, of $8,323,446 as of May 31, 2002, the Fund had net unrealized depreciation of $114,271, consisting of $529,837 of gross unrealized appreciation and $644,108 of gross unrealized depreciation. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to the tax deferral of losses on wash sales.

The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended May 31, 2002, the Fund reclassified net investment losses of $44,426 against undistributed gains on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect of the Fund's net assets or net asset value per share.


2.   INVESTMENT TRANSACTIONS
During the year ended May 31, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, options and short positions, amounted to $104,493,788 and $94,700,231, respectively.

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002 (Continued)

3.   TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Water Island Capital, LLC (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 1.50%.

Until August 31, 2012 the Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.95% of the net assets of the Fund. Accordingly, for the year ended May 31, 2002, the Adviser waived its entire advisory fee of $56,183 and reimbursed the Fund for other expenses in the amount of $94,988.

Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup fees waived or expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.95%, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. As of May 31, 2002, the Adviser may in the future recoup from the Fund fees waived and expenses reimbursed totaling $270,525, of which $151,171 expires May 31, 2005 and $119,354 expires May 31,
2004.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement in effect since February 1, 2002, Ultimus Fund Solutions, LLC ("Ultimus") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of .15% of the Fund's average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; ..10% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. Accordingly, during the year ended May 31, 2002, Ultimus was paid $8,000 for administrative services.

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002 (Continued)

3.   TRANSACTIONS WITH AFFILIATES (Continued)
TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus in effect since February 1, 2002, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $20 per account, subject to a minimum fee of $1,500 per month. Accordingly, during the year ended May 31, 2002, Ultimus was paid $6,000 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement between the Trust and Ultimus in effect since February 1, 2002, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of the Fund's average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million. Accordingly, during the year ended May 31, 2002, Ultimus was paid $10,000 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the "Distributor") in effect since February 1, 2002, the Distributor serves as principal underwriter and national distributor for the shares of the Fund. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund.

DISTRIBUTION PLAN
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares. Under the Plan, the Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Fund shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets of the Fund. During the year ended May 31, 2002, the Fund incurred expenses of $9,364 pursuant to the Plan.

Certain officers of the Trust are also officers of the Adviser or Ultimus.

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002 (Continued)

3.   TRANSACTIONS WITH AFFILIATES (Continued)
PRIOR SERVICE AGREEMENTS
Prior to February 1, 2002, administrative services, fund accounting services and transfer agent services were provided to the Fund by Firstar Mutual Fund Services, LLC. Prior to February 1, 2002, underwriting services were provided to the Fund by Quasar Distributors, LLC.


4.   OPTIONS CONTRACTS
A summary of option contracts written during the year ended May 31, 2002 is as follows:

                                                 Option               Option
                                                Contracts            Premiums
                                              ------------       --------------

    Options outstanding at beginning of year           20           $     2,400

    Options written                                11,593             1,207,874

    Options closed                                   (794)             (135,566)

    Options excercised                             (5,183)             (593,655)

    Options expired                                (4,857)             (404,998)
                                              -----------           -----------


    Options outstanding at end of year                779           $    76,055
                                              ===========           ===========


5.   DISTRIBUTIONS TO SHAREHOLDERS
 The tax character of the distributions paid during the periods ended May 31, 2002 and 2001 was ordinary income. The character of distributable earnings at May 31, 2002 was as follows:

                 Undistributed                             Total
                   Ordinary           Unrealized       Distributable
                    Income           Appreciation         Earnings
                 -------------      --------------    ---------------

                  $ 164,028          $ (114,271)         $ 49,757

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees
The Arbitrage Funds
New York, New York

     We have audited the accompanying statement of assets and liabilities of The Arbitrage Fund (a series of The Arbitrage Funds), including the portfolio of investments, as of May 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the period September 17, 2000 (commencement of operations) through May 31, 2001 have been audited by other auditors, whose report dated July 10, 2001 expressed an unqualified opinion on such financial statement and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Arbitrage Fund as of May 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 16, 2002

BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                               Position Held
Trustee                       Address                  Age     with the Trust    Length of Time Served
-------                       -------                  ---     --------------    ---------------------
*John S. Orrico, CFA          350 Park Avenue           42     President,        Since May 2000
                              New York, NY  10022              Secretary,
                                                               Treasurer and
                                                               Trustee

Joel C. Ackerman              262 Harbor Drive          57     Trustee           Since May 2000
                              Standford, CT  06902

Jay N. Goldberg               660 Madison Avenue        61     Trustee           Since May 2000
                              York, NY  10021

Michael Neumark               380 Madison Avenue        59     Trustee           Since May 2000
                              York, NY  10017


*Mr. Orrico is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John S. Orrico is General Partner of the Advisor. Prior to January 2000, he was Portfolio Manager to private trusts and entities at Lendemann Capital
Partners, L.P. (a financial management firm). From 1994 until 1998, he was Portfolio Manager to private trusts and entities at Gruss & Co. (a financial management firm).

Joel C. Ackerman is Partner of Ardsley Partners (a hedge fund). Prior to October 1998, he was a trader for Odyssey Partners (a hedge fund).

Jay N. Goldberg is Chief Executive Officer of Opcenter, LLC (a computer services company) and Partner of Hudson Ventures (a venture capital firm).

Michael Neumark is Senior Vice President of I.T.G., Inc. (an institutional electronic brokerage firm).

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-295-4485.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)

On March 22, 2002, KPMG LLP (KPMG) resigned as independent auditor of the Fund. On May 22, 2002, Tait, Weller & Baker was selected as the Fund's new independent auditor. The Fund's selection of Tait, Weller & Baker as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

KPMG's report on the Fund's financial statements for the fiscal year ended May 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal year, and through the date of KPMG's removal, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year.

                               THE ARBITRAGE FUNDS

PART C.  OTHER INFORMATION
         --------------------------------

Item 23. Exhibits
         ----------


          (a)  Certificate   of  Trust  and   Agreement   and   Declaration   of
               Trust--Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A filed on February 15, 2000

          (b) Bylaws--Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A filed on February 15, 2000

          (c) Instruments Defining Rights of Security Holders--Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d)  Investment   Advisory   Agreement  with  Water  Island   Capital,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Pre-Effective Amendment No. 1 filed on June 1, 2000

          (e) Distribution Agreement with Ultimus Fund Distributors, LLC--Filed herewith


          (f)  Bonus or Profit Sharing Contracts--Inapplicable


          (g)  Custody Agreement with Custodial Trust Company--Filed herewith

          (h)  (i)  Administration   Agreement   with  Ultimus  Fund  Solutions,
                    LLC--Filed herewith

               (ii) Fund  Accounting  Agreement  with  Ultimus  Fund  Solutions,
                    LLC--Filed herewith

               (iii)Transfer  Agent  and  Shareholder  Services  Agreement  with
                    Ultimus Fund Solutions, LLC--Filed herewith

               (iv) Expense Waiver &  Reimbursement  Agreement with Water Island
                    Capital, LLC--Filed herewith

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Filed herewith


          (j)  Consent of Independent Public Accountants--Filed herewith

          (k)  Omitted Financial Statements--Inapplicable


          (l) Initial Capital Agreement--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on June 1, 2000

          (m)  Rule 12b-1 Plan--Filed herewith


          (n)  Rule 18f-3 Plan--Inapplicable


          (p)  (i)  Code of  Ethics of  Registrant  and  Water  Island  Capital,
                    LLC--Incorporated  herein   by  reference  to   Registrant's
                    Post-Effective Amendment No. 1 filed on June 1, 2000

               (ii) Code of  Ethics of  Ultimus  Fund  Distributors,  LLC--Filed
                    herewith


Item 24.  Persons Controlled by or Under Common Control with Registrant.
          --------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Reference is made to Article V of the Registrant's Agreement and Declaration of Trust.


          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Water Island Capital, LLC (the "Adviser"). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Investment Advisory Agreement with the Adviser provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may, from time to time, be sustained in the purchase, holding or sale of any security.

          The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Underwriter") provides that Registrant will indemnify and hold harmless the Underwriter and its directors, officers, employees, shareholders and control persons against any loss, damage or expense suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.


Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------
          Inapplicable

Item 27.  Principal Underwriters
          ----------------------

          (a) Ultimus Fund Distributors, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, is Registrant's principal underwriter and acts as principal underwriter for the following other investment companies:

                   Valenzuela Capital Trust
                   Hussman Investment Trust
                   Williamsburg Investment Trust
                   The Shepherd Street Funds, Inc.
                   UC Investment Trust
                   Profit Funds Investment Trust
                   The GKM Funds

                                         Position with       Position with
          (b)      Name                  Underwriter         Registrant
                   ----                  -----------         ----------
                   Robert G. Dorsey      President/          Vice President
                                         Managing Director

                   John F. Splain        Secretary/          Secretary
                                         Managing Director

                   Mark J. Seger         Treasurer/          Treasurer
                                         Managing Director

                   Theresa A. Minogue    Vice President      Assistant Treasurer

                   Wade R. Bridge        Vice President      Assistant Secretary

                   Steven Nienhaus       Vice President      None

          The address of each the above-named persons is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its offices located at 650 Fifth Avenue, 6th Floor, New York, New York 10022, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 101 Carnegie Center, Princeton, New Jersey 08546.



Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Inapplicable

Item 30.  Undertakings
          ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of September, 2002.

                                            THE ARBITRAGE FUNDS

                                            By:  /s/  John S. Orrico
                                            ---------------------------
                                            John S. Orrico
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                   Title                          Date

/s/  John S. Orrico                  President, Treasurer     September 27, 2002
-------------------------------      and Trustee
John S. Orrico



-------------------------------      Trustee             /s/  John S. Orrico
Joel C. Ackerman*                                        ---------------------
                                                         John S. Orrico
                                                         Attorney-in-fact*
-------------------------------      Trustee             September 27, 2002
Jay N. Goldberg*


-------------------------------      Trustee
Michael Neumark*

                                  EXHIBIT INDEX

(e)  Distribution Agreement with Ultimus Fund Distributors, LLC

(g)  Custody Agreement with Custodial Trust Company

(h)  (i) Administration Agreement with Ultimus Fund Solutions, LLC

     (ii) Fund Accounting Agreement with Ultimus Fund Solutions, LLC

     (iii)Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC

     (iv) Expense Waiver &  Reimbursement  Agreement with Water Island  Capital,
          LLC

(i)  Opinion and Consent of Counsel

(j)  Consent of Independent Public Accountants

(m)  Rule 12b-1 Plan

(p)  (ii) Code of Ethics of Ultimus Fund Distributors, LLC